SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

              Date of Report (Date of earliest event reported):

                                October 25, 2001

                               Accelio Corporation
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            (Exact name of registrant as specified in its charter)

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         Canada                      1-111898                 88-0378451
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     (State or Other         (Commission File Number)      (I.R.S. Employer
     Jurisdiction of                                    Identification Number)
     Incorporation)

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            560 Rochester Street, Ottawa, Ontario K1S 5K2, Canada
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             (Address of principal executive offices) (zip code)

                                 (613) 230-3676
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             (Registrant's telephone number, including area code)



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ITEM 5.     OTHER EVENTS.

(a)   Revision of First Quarter Earnings.

      On October 25, 2001 Accelio Corporation (the "Registrant") revised its earnings for its fiscal quarter ended July 31, 2001 and adjusted its second quarter fiscal 2002 revenue guidance. Results were previously reported on August 29, 2001. A copy of the press release announcing the results and revenue guidance is set forth in Exhibit 99.1 to this Current Report on Form 8-K ("Report") and is hereby incorporated by reference herein.

      This  Report  contains  forward-looking  statements  within the meaning of
Section 27A of the Securities Act of 1933. Such forward-looking statements may be found in the press release attached hereto. In addition, when used in this Report, the words "believes", "intends", "anticipates", "expects", and similar expressions are intended to identify forward-looking statements. Such statements are subject to a number of risks and uncertainties. Actual results in the future could differ materially from those described in the forward-looking statements as a result of changes in technology, changes in industry standards, new product introduction by competitors, increased participation in the enterprise software market by major corporations and other matters set forth in this Report. The Registrant does not undertake any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances.



ITEM 7.     EXHIBITS.

            Exhibit
            Number      Description

            99.1 Press release issued by the Registrant dated October 25, 2001.



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                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       ACCELIO CORPORATION



                                       By:  /s/ Jeffrey McMullen
                                            -----------------------------
                                            Name:  Jeffrey McMullen
                                            Title: Senior Vice President,
                                            Finance and Chief Financial Officer

Dated: October 25, 2001